UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2021

SUSTAINABLE OPPORTUNITIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39281	98-1523768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Bryan Street, Suite 4141 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(952) 456-5304

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	SOAC.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	SOAC	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SOAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the U.S. Securities and Exchange Commission (“SEC”) together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “SEC Statement”). Specifically, the SEC Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination, which terms are similar to those contained in the warrant agreement, dated as of May 8, 2020, between Sustainable Opportunities Acquisition Corp. (“SOAC” or the “Company”) and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent. As a result of the SEC Statement, the Company reevaluated the accounting treatment of (i) the 15,000,000 redeemable warrants (the “Public Warrants”) that were included in the units issued by the Company in its initial public offering (the “IPO”) and (ii) the 9,500,000 redeemable warrants (together with the Public Warrants, the “Warrants”) that were issued to the Company’s sponsor in a private placement that closed concurrently with the closing of the IPO, and determined to classify the Warrants as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings. While the Company has not generated any operating revenues to date and will not generate any operating revenues until after completion of its initial business combination, at the earliest, the change in fair value of the Warrants is a non-cash charge and will be reflected in the Company’s statement of operations.

On May 24, 2021, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), after consultation with the Company’s management, concluded that, in light of the SEC Statement, it is appropriate to restate the Company’s previously issued financial statements as of May 8, 2020, as of and for the year ended December 31, 2020, as of and for the three and nine month periods ended September 30, 2020 and as of and for the three and six month periods ended June 30, 2020 (the “Affected Periods”). Considering such restatement, such financial statements should no longer be relied upon. As a result, the Company today is announcing that it will restate its historical financial results for the Affected Periods, in each case to correctly reflect the change in warrant accounting treatment (the “Restatement”). The Audit Committee and management of the Company have discussed the matters disclosed pursuant to this Item 4.02(a) with its independent registered public accounting firm. The Company will file its Form 10-K/A for the fiscal year ended December 31, 2020 to reflect the Restatement as soon as reasonably practicable after the filing of this Current Report on Form 8-K (this “Current Report”).

IMPORTANT LEGAL INFORMATION

On March 4, 2021, the Company entered into that certain business combination agreement (the “Business Combination Agreement”), by and among the Company, 1291924 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of British Columbia, Canada, and DeepGreen Metals Inc., a company existing under the laws of British Columbia, Canada (“DeepGreen”) and other concurrent agreements related thereto (together, the “Business Combination”). In connection with the proposed Business Combination, SOAC has filed with the SEC a Registration Statement on Form S-4, including a preliminary proxy statement/prospectus. SOAC’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and, when available, any amendments thereto and the definitive proxy statement/prospectus as well as other documents filed with the SEC in connection with the proposed Business Combination, as these materials will contain important information about DeepGreen, SOAC, and the proposed Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of SOAC as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Investors@soa-corp.com.

Participants in the Solicitation

SOAC and its directors and executive officers may be deemed participants in the solicitation of proxies from SOAC’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in SOAC has been included in the preliminary proxy statement/prospectus for the proposed Business Combination and be available at www.sec.gov. Additional information regarding the interests of such participants is contained in the preliminary proxy statement/prospectus for the proposed Business Combination.

DeepGreen and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of SOAC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the preliminary proxy statement/prospectus for the proposed Business Combination.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, without limitation, SOAC and DeepGreen’s expectations with respect to future performance, development of its estimated resources of battery metals, potential regulatory approvals, and anticipated financial impacts and other effects of the proposed Business Combination, the satisfaction of the closing conditions to the proposed Business Combination, the timing of the completion of the proposed Business Combination, and the size and potential growth of current or future markets for the combined company’s supply of battery metals. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside SOAC’s and DeepGreen’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the occurrence of any event, change, or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against SOAC and DeepGreen following the announcement of the Business Combination Agreement and the transactions contemplated therein; the inability to complete the proposed Business Combination, including due to failure to obtain approval of the shareholders of SOAC and DeepGreen, certain regulatory approvals, or satisfy other conditions to closing in the Business Combination Agreement; the occurrence of any event, change, or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; the impact of COVID-19 on DeepGreen’s business and/or the ability of the parties to complete the proposed Business Combination; the inability to obtain or maintain the listing of the combined company’s shares on NYSE or Nasdaq following the proposed Business Combination; the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the commercial and technical feasibility of seafloor polymetallic nodule mining and processing; the supply and demand for battery metals; the future prices of battery metals; the timing and content of ISA’s exploitation regulations that will create the legal and technical framework for exploitation of polymetallic nodules in the Clarion Clipperton Zone; government regulation of deep seabed mining operations and changes in mining laws and regulations; environmental risks; the timing and amount of estimated future production, costs of production, capital expenditures and requirements for additional capital; cash flow provided by operating activities; unanticipated reclamation expenses; claims and limitations on insurance coverage; the uncertainty in mineral resource estimates; the uncertainty in geological, hydrological, metallurgical and geotechnical studies and opinions; infrastructure risks; and dependence on key management personnel and executive officers; and other risks and uncertainties indicated from time to time in the final prospectus of SOAC for its initial public offering and the proxy statement/prospectus relating to the proposed Business Combination, including those under “Risk Factors” therein, and in SOAC’s other filings with the SEC. SOAC and DeepGreen caution that the foregoing list of factors is not exclusive. SOAC and DeepGreen caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. SOAC and DeepGreen do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2021	SUSTAINABLE OPPORTUNITIES ACQUISITION CORP.

	By:	/s/ Scott Leonard
	Name:	Scott Leonard
	Title:	Chief Executive Officer